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                                                                    EXHIBIT 10-A

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                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "AMENDMENT"), dated and effective as of September 25, 2001, is entered into by and between Avatex Corporation (the "COMPANY"), and John G. Murray ("EMPLOYEE").

         The Company and Employee hereby agree that this Amendment amends the Employment Agreement dated and effective as of February 1, 1998, as amended by the First Amendment thereto dated as of September 1, 1999, by and between the Company and Employee (the "AGREEMENT"), as follows:

         1. Section 1 of the Agreement is hereby amended by changing the date specified therein to January 31, 2004.

         2. Except as expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective on the date and year first above written.


AVATEX CORPORATION
                                                        ------------------------
                                                        John G. Murray


By:
    ---------------------------
    Melvyn J. Estrin
    Co-Chief Executive Officer